                                                                   Exhibit 10.14



                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of this 30 day of June, 2004 by and among FindWhat.com, a Nevada corporation (the "FindWhat"), and each of the persons listed on the signature page of this Agreement (the "Affiliates").

                                    RECITALS

         A. FindWhat, Who Merger Corp., a Delaware corporation and a wholly owned subsidiary of FindWhat ("Who Merger Corp."), and Espotting Media Inc. ("Espotting") have entered into an Amended and Restated Agreement and Plan of Merger dated as of February 9, 2004 (the "Amended Merger Agreement"), pursuant to which Who Merger Corp. is merging with and into Espotting as described in the Amended Merger Agreement, whereby each share of Espotting Capital Stock issued and outstanding immediately prior to the Effective Time will be converted into and represent the right to receive cash and a number of FindWhat Common Shares equal to the Exchange Ratio (capitalized terms not otherwise defined herein shall have the meanings set forth in the Amended Merger Agreement).

         B. Pursuant to the terms of the Amended Merger Agreement, FindWhat has agreed to provide Affiliates with certain registration rights for the shares of FindWhat Common Stock each is acquiring pursuant to the Amended Merger Agreement pursuant to and in accordance with the terms and conditions contained in this Agreement.

         NOW, THEREFORE, in consideration of the mutual benefits to be derived from this Agreement, FindWhat and the Affiliates agree as follows:

                                    AGREEMENT

1. REGISTRATION RIGHTS.

         1.1  Definitions.  For purposes of this Agreement:

         (a) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement.

         (b) Registrable Securities. The term "Registrable Securities" means all of FindWhat Common Shares issued to Affiliates pursuant to the Amended Merger Agreement and any FindWhat Common Shares issued as a dividend or other distribution with respect thereto, or any securities issued in exchange for or in replacement of the FindWhat Common Shares; excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which rights under this Section 1 are not assigned in accordance with this Agreement or any Registrable Securities sold to the public.

         1.2 Registration Obligations of FindWhat.

         (a) FindWhat's Undertaking. On or before the sixtieth (60th) day following the Closing Date (the "Filing Date"), FindWhat shall file a registration statement on Form S-3 for a continuous registered shelf offering under Rule 415 of the Securities Act (the "Shelf Registration Statement") covering the registration of all Registrable Securities (the "Shelf Registered Securities"), provided, however, that FindWhat shall in all cases use its best efforts to file such Shelf Registration Statement on or before the thirtieth
(30th) day following the Closing Date. FindWhat shall use its commercially reasonable efforts to: (i) cause the Shelf Registration Statement and the registration of the Shelf Registered Securities thereunder to be declared effective by the U. S. Securities and Exchange Commission (the "SEC") as soon as commercially reasonable following the Filing Date; and (ii) continuously maintain the effectiveness of the Shelf Registration Statement at all times following the Effective Time until the earliest to occur of the following events: (A) the date on which all of the Registrable Securities are eligible for sale pursuant to Rule 144(k) (or any successor provision) under the Securities Act; (B) notification to FindWhat that all Shelf Registered Securities have been sold for the accounts of Affiliates; or (C) a request by all of the Affiliates having unsold Shelf Registered Securities that the Registration Statement be terminated. In addition, FindWhat shall, as expeditiously as possible:

                  (i) Prepare and file with the SEC such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Shelf Registered Securities;

                  (ii) Furnish to Affiliates such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Shelf Registered Securities owned by Affiliates;

                  (iii) Use its best efforts to register and qualify the Shelf Registered Securities under such other securities or Blue Sky laws of such jurisdictions of the United States of America as shall be reasonably requested by an Affiliate, provided, that FindWhat shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

                  (iv) Promptly notify the Affiliates when the Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective.

                  (v) Cooperate with the Affiliates to facilitate the timely preparation and delivery of certificates representing Shelf Registered Securities to be sold, which certificates shall conform to the requirements of the Nasdaq National Market or any securities exchange on which the FindWhat Common Stock or such other securities then constituting the Shelf Registered Shares are then listed or admitted to trading.

                  (vi) Take all other commercially reasonable actions necessary to expedite and facilitate disposition by Affiliates of the Shelf Registered Securities pursuant to the Shelf Registration Statement.

                  (vii) Notify each Affiliate at any time when a prospectus relating to the Shelf Registration Statement is required to be delivered under the Act that the prospectus does not comply with the Act or of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and then amend or supplement such registration statement and prospectus in order to correct any such noncompliance, misstatement or omission as soon as reasonably practicable.

                  (viii) Cause all such Shelf Registered Shares registered pursuant hereunder to be listed on each securities exchange or national quotation system on which similar securities issued by FindWhat are then listed.

                  (ix) Furnish, at the request of any Affiliate on the date the Shelf Registration Statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing FindWhat for the purposes of such registration, in form and substance as is customarily given in connection with a registration of this nature, addressed to the Affiliates and (ii) a letter, dated such date, from the independent certified public accountants of FindWhat, in form and substance as is customarily given by independent certified public accountants in connection with a registration of this nature, addressed to the Affiliates.

                  (x) Notify each Affiliate (a) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Shelf Registration Statement for amendments or supplements to the registration statement or related prospectus or for additional information relating to the registration statement, (b) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose, or (c) of the receipt by FindWhat of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shelf Registration Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

         (b) Expenses. Affiliates shall bear all discounts, commissions or other amounts payable to underwriters or brokers and fees and disbursements of counsel for Affiliates in connection with a sale of Shelf Registered Securities by Affiliates. All other expenses incurred in connection with a sale of Shelf Registered Securities pursuant to this Agreement, including, without limitation all federal and "blue sky" registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for FindWhat shall be borne by FindWhat.

         (c) Suspension of Sales.

                  (i) Notwithstanding anything in this Agreement to the contrary, FindWhat may prohibit offers and sales of Shelf Registered Securities at any time if (A) it is in possession of material, non-public information, (B) the Board of Directors of FindWhat determines in good faith that disclosure of such material non-public information would not be in the best interests of FindWhat and the FindWhat Stockholders and (C) the board of directors of FindWhat determines (based on the written opinion of its corporate outside counsel delivered to each Affiliate) that such prohibition is necessary in order to avoid a requirement to disclose such material non-public information.

                  (ii) Each period during which any prohibition of offers and sales of Shelf Registered Securities is in effect pursuant to Section 1.2(c)(i) is referred to herein as a "Suspension Period." A Suspension Period shall commence on and include the date on which holders of Shelf Registered Securities receive written notice from FindWhat (in accordance with the notice provisions of this Agreement) that offers and sales of Shelf Registered Securities cannot be made thereunder in accordance with Section 1.2(c)(i) and shall end on the date on which each holder of Shelf Registered Securities either receives copies of a prospectus supplement or is advised in writing by FindWhat that offers and sales of Shelf Registered Securities and use of the prospectus may be resumed; provided, however, that all Suspension Periods shall not exceed sixty (60) days during any period of twelve consecutive calendar months (nor more than twenty (20) consecutive days for any one Suspension Period) and each Suspension Period shall be followed by at least thirty (30) consecutive days during which no Suspension Period is in effect.

                  (iii) Notwithstanding anything in this Agreement to the contrary, during any Suspension Period, neither FindWhat nor any other person to whom FindWhat shall have given registration rights with respect to its securities pursuant to this Agreement shall be entitled to make offers and sales of FindWhat's securities pursuant to a registration statement filed under the Securities Act.

         (d) No Other Securities Included. FindWhat represents and warrants that no other person or entity has any rights to include any securities of FindWhat in the Shelf Registration Statement, and agrees that it will not grant any such rights to any person or entity.

         1.3 Furnish Information.

         (a) To make available the benefits of Rules 144 and 145 under the Securities Act and any other rule or regulation of the SEC that may permit the sale of the Shares to the public without registration by Affiliates, FindWhat agrees to use its best efforts to:

                  (i) make and keep public information regarding FindWhat available (as those terms are understood and defined in Rule 144 promulgated under the Securities Act) at all times during the registration period of the Shelf Registration Statement or such longer period ending on the date upon which Affiliates no longer need to rely on Rule 144;

                  (ii) file with the SEC in a timely manner all reports and other documents required of FindWhat under the Securities Act and the Securities Exchange Act of 1934; and

                  (iii) so long as an Affiliate owns any restricted shares of any class of FindWhat's securities, furnish to such Affiliate upon written request a written statement by FindWhat that all reports and filings that are necessary to be filed by FindWhat for such Affiliate to avail itself of Rule 144 or 145 promulgated under the Securities Act have been filed, a copy of the most recent annual or quarterly report of FindWhat, and any other reports and documents as an Affiliate may reasonably request in availing itself of any rule or regulation of the SEC that permits the selling of any such securities without registration.

         (b) Affiliates agree to use their respective best efforts to furnish to FindWhat such information regarding it, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to timely effect the registration of its Registrable Securities.

2. INDEMNIFICATION.

         2.1. Indemnification by FindWhat. FindWhat agrees to indemnify and hold harmless each Affiliate, and each person, if any, who controls such Affiliate within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against all expenses, claims, losses, damages, or liabilities, including reasonable attorneys' fees, (collectively a "liability"), to which they may become subject under the Securities Act, the Exchange Act, state securities law, or any rule or regulation promulgated under any of the foregoing, or at common law, arising out of or based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; (ii) any omission or alleged omission to state a material fact required to be stated in the Shelf Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or necessary in order to make any statement in the Shelf Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, not misleading; or (iii) any violation or alleged violation by FindWhat of the Securities Act, the Exchange Act, state securities law, or any rule or regulation promulgated under any of the foregoing, or at common law. Notwithstanding the foregoing, FindWhat will not be liable to any such person to the extent that any liability arises out of or is based upon any untrue statement or omission made in the Shelf Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to FindWhat by or on behalf of Affiliates expressly for use in the Shelf Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Additionally, FindWhat will not be required to indemnify any such person against: (A) any liability arising from any untrue or misleading statement contained in or omission from any preliminary prospectus if the deficiency is corrected in the final prospectus; or (B) any liability which arises out of the failure of any such person to deliver a prospectus when required by the Securities Act, provided that, in each case, a sufficient number of copies of a prospectus complying with the requirements of the Securities Act was timely provided by FindWhat to the person seeking indemnification hereunder, subject to the requirement that such person shall have provided FindWhat with reasonable notice requesting such prospectus. FindWhat's indemnification obligation will remain in full force and effect regardless of any investigation made by or on behalf of any indemnified person and will survive transfer of the Registrable Securities by Affiliates.

         2.2. Indemnification by Affiliates. Each Affiliate agrees to indemnify FindWhat against all expenses, claims, losses, damages, or liabilities, including reasonable attorneys' fees, (collectively a "liability"), to which FindWhat may become subject under the Securities Act, the Exchange Act, state securities law, or any rule or regulation promulgated under any of the foregoing, or at common law, arising out of or based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; or (ii) any omission or alleged omission to state a material fact required to be stated in the Shelf Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or necessary in order to make any statement in the Shelf Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, not misleading, in each case, to the extent (and only to the extent) that any such liability arises out of or is based upon any such untrue statement or omission made in the Shelf Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to FindWhat by or on behalf of Affiliates expressly for use in the Shelf Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; provided, that in no event will the liability of any Affiliate under this Subsection 2.2. exceed the net proceeds from the offering received by such Affiliate. Notwithstanding the foregoing, Affiliates will not be required to indemnify FindWhat against: (A) any liability arising from any such untrue or misleading statement contained in or omission from any preliminary prospectus if the deficiency is corrected in the final prospectus; or (B) any liability which arises out of the failure of FindWhat to deliver a prospectus when required by the Securities Act. Affiliates' indemnification obligation will remain in full force and effect regardless of any investigation made by or on behalf of FindWhat.

         2.3. Defending Claims. Each party entitled to indemnification under this Section 2 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party receives written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure to deliver notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve the Indemnifying Party of any obligations under this Agreement, except to the extent, but only to the extent, that the Indemnifying Party's ability to defend against such claim or litigation is impaired as a result of such failure to give notice, and shall not relieve the Indemnifying Party of any liability it may have to any Indemnified Party otherwise than under this Section 2. Notwithstanding the foregoing sentence, the Indemnified Party may retain its own counsel to conduct the defense of any such claim or litigation, and shall be entitled to be reimbursed by the Indemnifying Party for expenses incurred by the Indemnified Party in defense of such claim or litigation, in the event that (i) the Indemnifying Party does not assume the defense of such claim or litigation within thirty (30) days after the Indemnifying Party receives notice thereof from the Indemnified Party or (ii) representation of such Indemnified Party by counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between such Indemnifying Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability with respect to such claim or litigation.

         2.4. Contribution. If the indemnification provided for in this Section 2 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any claim, loss, damage, or liability referred to herein, then the Indemnifying Party, to the extent such indemnification is unavailable, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claims, losses, damages or liabilities in such proportion as is appropriate to reflect the relative benefit to or fault of the Indemnifying Party and Indemnified Party in connection with the actions that resulted in such claims, losses, damages and liabilities. The relative benefit to such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, the gross proceeds received by each such party from the sale of Registrable Securities in the manner contemplated hereby and the benefit received by FindWhat in consideration of the issuance of the Registrable Securities. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the claims, losses, damages or liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by an other method of allocation that does not take account of the equitable considerations referred to above in this paragraph. No party guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any party. Notwithstanding the provisions of this Section 2.4, no Affiliate shall be required to contribute any amount in excess of the amount of net proceeds received by such Affiliate from the sale of Registrable Securities giving rise to such claims, losses, damages or liabilities.

         2.5. Survival of Obligations. The obligations of FindWhat and each Affiliate under this Section 2 shall survive the completion of any offering of stock pursuant to a registration statement under this Agreement.

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3. GENERAL PROVISIONS.

         3.1 Notices. All notices, consents or other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered personally, (b) three Business Days, with a "Business Day" being any day other than a Saturday, a Sunday, or a U.S. federal holiday, after being mailed by first class certified mail, return receipt requested, postage prepaid, or (c) one Business Day after being sent by a reputable overnight delivery service, postage or delivery charges prepaid, to the parties at their respective addresses stated below. Notices may also be given by facsimile and shall be effective on the date transmitted if confirmed within 24 hours thereafter by a signed original sent in the manner provided in the preceding sentence. Notice to FindWhat at FindWhat.com, 5220 Summerlin Commons Blvd. Suite 500, Ft. Myers, Florida 33907, attn: Chief Financial Officer (fax: (239) 561-7224), shall suffice as notice to FindWhat, provided that a copy thereof is simultaneously sent to Porter, Wright, Morris & Arthur LLP, 41 South High Street, Columbus, Ohio 43215, attention: John B. Pisaris, Esq. (fax:
614-227-2100). Notice to Affiliates at Espotting, Inc., 91, Brick Lane, London, United Kingdom E1 6QL, attention: President, shall suffice as notice to the Affiliates, provided that a copy thereof is simultaneously sent to Fulbright & Jaworski L.L.P., 666 Fifth Avenue, 31st Floor, New York, New York 10103-3198, attention: Gregg Berman, Esq., and Beringea, 17-18 Henrietta Street London WC2E 8QH, attention Jeff Bocan. Any party may change its address for notice and the address to which copies must be sent by giving notice of the new addresses to the other parties in accordance with this Section 3.1, except that any such change of address notice shall not be effective unless and until received.

         3.2 Entire Agreement. This Agreement and the Amended Merger Agreement, constitute and contain the entire agreement and understanding of the parties with respect to the subject matter hereof and supersede any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

         3.3 Amendment of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of FindWhat and Affiliates (and/or any of their permitted successors or assigns).

         3.4 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Delaware, excluding that body of law relating to conflict of laws and choice of law.

         3.5 Severability. If one or more provisions of this Agreement are held to be unenforceable under Applicable Law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

         3.6 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

         3.7 Successors and Assigns. The registration rights of Affiliates under this Agreement may be assigned to a party who acquires at least 25,000 Registrable Securities; provided, however that no party may be assigned any of the foregoing rights until FindWhat is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of FindWhat as to which the rights in question are being assigned; and provided further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement. Subject to the foregoing, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

         3.8 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

         3.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.


FINDWHAT.COM


By:  /s/ Craig Pisaris-Henderson
     --------------------------------
Its: Chairman and CEO
     --------------------------------

                                     AFFILIATES:


                                              /s/ Daniel Ishag
                                     -------------------------------------
                                     Daniel Ishag


                                              /s/ David Ishag
                                     -------------------------------------
                                     David Ishag


                                              /s/ Jonathan Bunis
                                     -------------------------------------
                                     Jonathan Bunis


                                              /s/ Nicholas Bancroft Cooke
                                     -------------------------------------
                                     Nicholas Bancroft Cooke


                                              /s/ Jeff Bocan
                                     -------------------------------------
                                     Jeff Bocan


                                              /s/ Stephen McDonnell
                                     -------------------------------------
                                     Stephen McDonnell


                                              /s/ Carl Linde
                                     -------------------------------------
                                     Carl Linde


                                              /s/ Matthew Colebourne
                                     -------------------------------------
                                     Matthew Colebourne


                                              /s/ Fariyal Khanbabi
                                     -------------------------------------
                                     Fariyal Khanbabi


                                              /s/ Chrys Philalithes
                                     -------------------------------------
                                     Chrys Philalithes


                                     Beringea Limited


                                     By:      /s/ Jeff Bocan
                                          --------------------------------
                                     Its:     Attorney
                                          --------------------------------


                                     the Global Rights Fund II, L.P.


                                     By:      /s/ Jeff Bocan
                                          --------------------------------

                                     Its:     Attorney
                                          --------------------------------